1 August 7, 2025  © Grindr All rights reserved.   AI Native  By Design    Building gAI to reimagine how   Grindr delivers value to users

This presentation has been prepared by Grindr Inc. (“Grindr,” and together with its subsidiaries, the “Company”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any officer, director, employee, agent or advisor of the Company. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. Nothing set forth herein should be regarded or relied upon as a representation, warranty or prediction that the Company will achieve or is likely to achieve any particular future result. While the Company is not aware of any misstatements regarding any information in this presentation, neither the Company nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness thereof. 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Grindr is becoming a global super app for gay & bi men

Enhancing & expanding Core use case with AI, while creating new DTC businesses as we build the Global Gayborhood in Your Pocket™

1. CORE BUSINESS	2. NATIVE AI	3. GAYBORHOOD EXPANSION
New Products Via Intent Add-Ons	AI / ML Recommendations	Health & Personal Wellness
Pricing & Packaging	Generative AI	Travel & Luxury Experiences
Internationalization		Local Discovery

1. **Core Business**
Connecting gay and bi men for hookups, dates, long-term relationships, friendships – and making it even better. We're not just fixing infrastructure or adding features – we're building innovative new products that give users new value and they.

2. **Fully integrated native AI**
We are creating enduring value by combining our proprietary AI architectural layer with our unparalleled datasets to create something truly unique. A-List and Discover are just the first examples – we're going to deploy this through the entire app. This user experience will enable a premium service and create sustained value.

3. **Gayborhood Expansion**
Just like our users congregate in physical neighborhoods and frequent the same businesses, we're building a digital neighborhood where they can find products and services they need – e.g., medications; wellness and fitness products; luxury experiences; travel; networking.

Grindr's valuable, trendsetting user base creates unmatched reach and engagement

Our Reach[1]

87%
Brand Awareness

190+
Countries and territories we're in

Our Engagement[2]

130B+
Chats sent

2.5B+
Album shares

500M+
Locations shared

Our User Base[3]

$128k
Median HH income for male-male couples
(vs. $75K for all households)

50%
More likely to have earned a MD, JD or PhD

1. 2024 U.S. Brand Pulse Survey conducted among GBTQ+ adults, February 2024. 2. Approx. For the year ending of December 31, 2024. 3. U.S. data from Statista, U.S. Census Bureau, American Sociological Review.

4

To us, AI-native means rebuilding product, architecture, and operations with intelligence embedded at every layer — not bolted on as a feature

Introducing Grindr AI (gAI, pronounced ‘Gay I’)  We’re building a full-stack foundation, gAI, made up of 3 layers:   A model layer, comprised of our own custom models and the best third-party foundation models;   An architecture layer, where we leverage Grindr’s rich behavioral, conversational, and male imagery data to evaluate, combine, and enhance all of our models – generating novel insights and powerful capabilities for gay-specific contexts and needs; and   An application layer, which synthesizes these capabilities into valuable, differentiated user experiences. Application layer (specific functions or domain products)  Architecture layer (technologies enabling deployment of AI and incumbents with large datasets, distribution, network integrations)  Foundational Models (e.g., OpenAI, Anthropic)   2 3 1 gAI is not just AI - it’s a proprietary Grindr-native intelligence stack designed to capture gay cultural context, behavior patterns, and intent signals at scale

➔ Foundational models (e.g., OpenAI, Grok, Anthropic) are fast becoming a commodity    ➔ It is getting cheaper to create and train new models, with competition now shifting to price and distribution     ➔ New foundational models are getting better and more advanced, but we believe the advantage will go to those who integrate and apply these models most effectively    gAI can drive previously unimaginable user experiences + sustainable competitive advantage

t ➔ The Application layer includes products that leverage foundational models for specific functions or categories     ➔ Ranges from specific functions (e.g., AI agent for software engineering) to specific domains (e.g., AI-powered application for pharmaceutical sales teams – new SaaS)     ➔ As foundational models advance, they’re increasingly able to perform many of these same functions directly    ➔ However, domain-specific apps still offer key advantages  - Incremental value of specialized/proprietary data;   - Domain-specific task optimization; and   - Lower priority from the big players to chase down in the long tail   gAI can drive previously unimaginable user experiences + sustainable competitive advantage

The architecture layer is the crucial middle layer of GenAI, comprised of two buckets:  ➔ Enablers: Companies creating technologies to enable others with data to deploy and integrate their own AI more easily  ➔ Incumbents with Advantage: Organizations that already possess large datasets, distribution, network, and talent — positioned to win by deploying in-house models and synthetic agents    With Grindr’s network, loyal user base, and massive datasets, Grindr is well positioned to build this architecture layer to become an AI-first company (gAI), creating a sustainable competitive advantage    We are layering these capabilities into the live app throughout 2025–2027  gAI can drive previously unimaginable user experiences + sustainable competitive advantage

Grindr’s distribution, datasets,   and competitive advantage are the   key ingredients of a winning AI-native strategy

A-List: Grindr’s first AI-native product at scale is redefining how users connect  A-List ➔ A-List uses AI to prioritize high-potential chats, summarize conversations, deliver insights, and guide users back in with intent   ➔ This streamlines app navigation, increasing user value, and creating new surface area for long-term monetization  ➔ In early testing, A-List has received overwhelmingly positive feedback – users highlight the chat summaries as “incredible” and call them our “best new feature” for accuracy and usefulness  ➔ A-List is expected to be a strong proof point of how gAI can turn proprietary data into differentiated experiences that drive value to users and revenue to our business   ➔ A-List was rolled out in 2025 with broader monetization expected to start in 2026  Grindr users send over 130 billion chats a year   – more than 50 chats per daily user – and A-List transforms that activity into smarter, best-fit priority connections with thoughtful, rich summaries of conversations that have already taken place

We began development of gAI in 2024, and key capabilities are in production today, with full-scale deployment planned across the app starting in 2026  ➔ We’re building Grindr as an AI-native company from the inside out — with intelligence embedded into every layer of our infrastructure, systems, capabilities, and people  ➔ Agentic AI is deeply supporting our engineering team – boosting productivity per workload by up to 10x and contributing up to 20% of shipped code  ➔ We’re rapidly training gAI to understand gay life & cultural norms in depth  ➔ We’ve implemented a robust privacy framework tailored to the unique sensitivities of our user base  ➔ We’re building a world-class talent engine at the intersection of Product, Engineering, and AI – with a deliberate focus on AI-native engineers  Operationalizing gAI to drive scale and durable competitive advantage

Grindr’s advantage    ➔ We’re well positioned to execute at the architecture level – we can build a truly unique proprietary AI infrastructure  ◆ We own the data-and-model “plumbing” that powers every AI feature: 130 billion chats/year1    ➔ Our distribution and engagement is best-in-class: 14.9M monthly active users spending approx. an hour a day on Grindr    ➔ Our architecture continuously evolves as users continue to use the app, and we can continue to build new applications on top of our architecture   ◆ For example, applications for Dating (matchmaking, insights, Wingman) could be different from Right Now use cases  t The gAI advantage  1. Approx. For the year ending of December 31, 2024.